UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 9, 2020

The J. M. Smucker Company
(Exact Name of Registrant as Specified in Charter)

Ohio	001-05111	34-0538550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Strawberry Lane
Orrville,	Ohio	44667-0280
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, no par value	SJM	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Effective April 13, 2020, John P. Brase, 52, will assume the position of Chief Operating Officer of The J. M. Smucker Company (the “Company”). Mr. Brase has been an employee of The Procter & Gamble Company (“P&G”) since June 1990. He was the Vice President and General Manager of P&G’s North American Family Care business from April 2016 through March 2020 and, prior to that time, he served as Vice President and General Manager, Global Family Care, Upstream Innovation since January 2015.

Effective April 13, 2020, Mr. Brase’s base salary will be $700,000, his short-term cash incentive target opportunity will be 100% of his base salary, and his long-term equity incentive target opportunity will be 300% of his base salary. As a signing bonus, Mr. Brase will also receive $400,000 cash, a grant of 25,000 restricted shares, which will cliff vest three years from the grant date, and a grant of 7,500 restricted shares, which will cliff vest on the date that Mr. Brase turns 60 years of age, assuming that he is still employed by the Company on such date. Mr. Brase will also participate in all employee plans and benefits consistent with other senior executives of the Company.

There is no arrangement or understanding between Mr. Brase and any other persons pursuant to which he was elected to his new position with the Company, and there is no family relationship between Mr. Brase and any directors or executive officers of the Company. Mr. Brase is not currently engaged, and has not during the last fiscal year been engaged, in any transactions with the Company or its subsidiaries that are required to be disclosed under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.

Item 8.01  Other Events.
A copy of the press release issued by the Company, dated March 9, 2020, announcing Mr. Brase as the Chief Operating Officer is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01  Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release issued by the Company, dated March 9, 2020, announcing Chief Operating Officer
101.INS	XBRL Instance Document - The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

By:	/s/ Jeannette L. Knudsen
Name: Jeannette L. Knudsen
Title: Chief Legal and Compliance Officer and Secretary
Date:  March 9, 2020